Supplement to Prospectus

HC Advisors Shares

Dated November 1, 2011

HC Capital Trust

The date of this Supplement is March 23, 2012

The Fixed Income Opportunity Portfolio: At a meeting, held on March 13, 2012, the Board of Trustees (the “Board”) for HC Capital Trust (the “Trust”) approved the engagement of Fort Washington Investment Advisors, Inc. (“Fort Washington”) as an additional investment advisory organization (“Proposed Specialist Manager”) to manage a portion of the assets of The Fixed Income Opportunity Portfolio of the Trust. The Proposed Specialist Manager cannot be appointed, however, until approved by shareholders of The Fixed Income Opportunity Portfolio. A meeting of the shareholders of The Fixed Income Opportunity Portfolio is scheduled to be held on April 30, 2012.

The Growth Equity Portfolio and The Institutional Growth Equity Portfolio: At a meeting, held on March 13, 2012, the Board of Trustees (the “Board”) for HC Capital Trust (the “Trust”) approved amendments to the portfolio management agreements between Jennison Associates LLC (“Jennison”) and the Trust with respect to The Growth Equity Portfolio and The Institutional Growth Equity Portfolio (the “Portfolios”). The amendments cannot take effect until approved by shareholders of the Portfolios. A meeting of the shareholders of the Portfolios is scheduled to be held on April 30, 2012.

The Intermediate Term Municipal Bond Portfolio: (From the Supplement filed on February 27, 2012) Effective immediately, James Welch will no longer serve as a portfolio manager for The Intermediate Term Municipal Bond Portfolio managed by Standish Mellon Asset Management Company LLC (“Standish”).

1.	The following replaces the “Portfolio Managers” section on page 73 of the Prospectus:

Standish: Christine Todd and Daniel Marques have managed the Portfolio since December, 2009 and January, 2012, respectively.

2.	The following replaces the second paragraph under “Standish Mellon Asset Management Company LLC” in the “Specialist Manager Guide” on page 129 of the Prospectus:

Christine Todd and Daniel Marques are primarily responsible for the day-to-day management of The Intermediate Term Municipal Bond Portfolio’s assets. Ms. Todd is the President of Standish and division head of Tax Exempt Fixed Income and has been with Standish since 1995. Mr. Marques is a Director of Individual Portfolio Management and Senior Portfolio Manager for institutional accounts. He has been with Standish since 2000.

The Emerging Markets Portfolio: (From the Supplement filed on January 12, 2012) Effective immediately, Brad Aham will no longer serve as a portfolio manager for the portion of The Emerging Markets Portfolio managed by SSgA Funds Management, Inc.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Supplement to Advisors Shares Prospectus for HC Capital Trust